UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): September 1, 2010

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-13219 (Commission File Number)	65-0039856 (I.R.S. Employer Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida (Address of principal executive office)		33409 (Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 5

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the Initial 8-K) filed by Ocwen Financial Corporation on September 8, 2010 to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of HomEq Servicing (a business within Barclays Bank PLC) and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information and to provide the consent of the independent accountants.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the pro forma financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

●	general economic and market conditions;
●	prevailing interest rates;
●	governmental regulations and policies, including scrutiny regarding foreclosure processing;
●	uncertainty related to the actions of loan owners, including mortgage-backed securities investors, regarding loan putbacks and other servicing practices; and
●	uncertainty related to the processes for judicial and non-judicial foreclosure proceedings, including potential additional costs or delays in the future or claims pertaining to past practices.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2009, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise forward-looking statements.

Item 2.01 Completion of Acquisition of Assets.

As previously reported, on September 1, 2010, Ocwen Financial Corporation (Ocwen), through its subsidiary Ocwen Loan Servicing, LLC (OLS), completed its acquisition (the HomEq Acquisition) of the U.S. non-prime mortgage servicing business known as HomEq Servicing including, but not limited to, the mortgage servicing rights and associated servicer advances of the business as well as servicing platforms based in Sacramento, California and Raleigh, North Carolina. The initial purchase price of $1,196.7 million paid in cash upon completion of the HomEq Acquisition was reduced by $29.6 million pursuant to an initial cash true-up of servicer advances on September 30, 2010 and is subject to further true-up under adjustment mechanisms and repurchase rights in limited circumstances.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The (i) audited combined consolidated balance sheets of HomEq Servicing (a business within Barclays Bank PLC) at December 31, 2009 and December 31, 2008, the combined consolidated statements of operations, statements of changes in parent company equity and statements of cash flows for HomEq Servicing for each of the three years in the period ended December 31, 2009 and (ii) unaudited combined consolidated balance sheet of HomEq Servicing at June 30, 2010, the combined consolidated statements of operations and statements of cash flows for the six-month periods ended June 30, 2010 and June 30, 2009 and the combined consolidated statement of changes in parent company equity for the six months ended June 30, 2010 are attached as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited combined pro forma balance sheet of Ocwen Financial Corporation at June 30, 2010 and statements of operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 are attached as Exhibit 99.2.

(c)	Not applicable

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
23.1	Consent of Independent Auditors of HomEq Servicing
99.1
The (i) audited combined consolidated balance sheets of HomEq Servicing (a business within Barclays Bank PLC) at December 31, 2009 and December 31, 2008, the combined consolidated statements of operations, statements of changes in parent company equity and statements of cash flows for HomEq Servicing for each of the three years in the period ended December 31, 2009 and (ii) unaudited combined consolidated balance sheet of HomEq Servicing at June 30, 2010, the combined consolidated statements of operations and statements of cash flows for the six-month periods ended June 30, 2010 and June 30, 2009 and the combined consolidated statement of changes in parent company equity for the six months ended June 30, 2010.

99.2
The unaudited pro forma combined balance sheet of Ocwen Financial Corporation at June 30, 2010 and statements of operations for the year ended December 31, 2009 and for the six months ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ John Van Vlack
John Van Vlack
Executive Vice President, Chief Financial Officer
and Chief Accounting Officer

Date: November 18, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors of HomEq Servicing
99.1
The (i) audited combined consolidated balance sheets of HomEq Servicing (a business within Barclays Bank PLC) at December 31, 2009 and December 31, 2008, the combined consolidated statements of operations, statements of changes in parent company equity and statements of cash flows for HomEq Servicing for each of the three years in the period ended December 31, 2009 and (ii) unaudited combined consolidated balance sheet of HomEq Servicing at June 30, 2010, the combined consolidated statements of operations and statements of cash flows for the six-month periods ended June 30, 2010 and June 30, 2009 and the combined consolidated statement of changes in parent company equity for the six months ended June 30, 2010.

99.2
The unaudited combined pro forma balance sheet of Ocwen Financial Corporation at June 30, 2010 and statements of operations for the year ended December 31, 2009 and for the six months ended June 30, 2010.